Exhibit 10.8

WARRANT PURCHASE AGREEMENT

WARRANT PURCHASE AGREEMENT (this “Agreement”) made as of this                       day of                   , 2007 among Stone Tan China Acquisition Corp., a Delaware corporation (the “Company”) and the undersigned (the “Purchasers”).

WHEREAS, the Company has filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-1, as amended (File No. 333-              ) (the “Registration Statement”), in connection with the Company’s initial public offering (the “IPO”) of up to 12,500,000 units (the “Units”), each unit consisting of one share of the Company’s common stock, $.0001 par value (the “Common Stock”), and (ii) one warrant (the “Warrants”), each warrant to purchase one share of Common Stock; and

WHEREAS, immediately prior to the IPO, the Company desires to sell in a private placement to the Purchasers (the “Placement”) an aggregate of 1,500,000 warrants (the “Placement Warrants”) substantially identical to the Warrants being issued in the IPO pursuant to the terms and conditions hereof and as set forth in the Registration Statement, except that the Placement Warrants to be issued in the Placement shall not be registered under the Securities Act of 1933, as amended (the “Securities Act”); and

WHEREAS, each Purchaser desires to acquire the number of Placement Warrants set forth opposite his name on Schedule A hereto; and

WHEREAS, except as provided herein, the Placement Warrants shall be governed by the Warrant Agreement filed as an exhibit to the Registration Statement; and

WHEREAS, the Purchasers are entitled to registration rights with respect to the Placement Warrants and the Common Stock underlying the Placement Warrants (the “Underlying Shares”) on the terms set forth in this Agreement;

NOW, THEREFORE, for and in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto do hereby agree as follows:

1.             Purchase of Placement Warrants. The Purchasers hereby agree, directly or through their nominees, to purchase an aggregate of 1,500,000 Placement Warrants at a purchase price of $1.00 per Placement Warrant, or an aggregate of $1,500,000 (the “Purchase Price”). Such purchases shall be in the names and amounts set forth on Schedule A hereto.

2.             Closing. The closing of the purchase and sale of the Placement Warrants (the “Closing”) will take place at such time and place as the parties may agree (the “Closing Date”), but in no event later than the date on which the SEC declares the Registration Statement effective (the “Effective Date”), provided the underwriting agreement is signed and executed with the representative of the underwriters. On the Effective Date, the

Purchasers shall pay the Purchase Price by wire transfer of funds to the trust account at JPMorgan Chase NY Bank, maintained by Continental Stock Transfer & Trust Company, acting as trustee (the “Trust Account”). The certificates for the Placement Warrants shall be delivered to the Purchasers promptly after the payment of the Purchase Price.

3.             Lock-Up Agreement. Prior to the consummation of a Business Combination (as defined in the Registration Statement), the Purchasers shall not (i) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or file (or participate in the filing of) a registration statement with the SEC in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder (the “Exchange Act”) with respect to, any Placement Warrants and the Underlying Shares, or any securities convertible into or exercisable or exchangeable for shares, or warrants or other rights to purchase shares or any such securities, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Placement Warrants or Underlying Shares or any securities convertible into or exercisable or exchangeable for shares, or warrants or other rights to purchase shares or any such securities, whether any such transaction is to be settled by delivery of shares or such other securities, whether any such transaction is to be settled by delivery of shares or such other securities, in cash or otherwise (collectively “Transfer”), provided, however, that the following Transfers shall be allowed, on condition that prior to such Transfer, each permitted transferee or the trustee or legal guardian for each permitted transferee agrees in writing to be bound by the terms of this Agreement: (a) transfers resulting from the death of any of the Purchasers, (b) transfers by operation of law, (c) any transfer for estate planning purposes to persons immediately related to the transferor by blood, marriage or adoption, or (d) transfers to any trust solely for the benefit of such transferor and/or the persons described in the preceding clause.

4.             Representations and Warranties of the Purchasers. Each Purchaser hereby represents and warrants to the Company that:

4.1           The execution and delivery by the Purchasers of this Agreement and the fulfillment of and compliance with the respective terms hereof by the Purchasers do not and shall not as of the Closing conflict with or result in a breach of the terms, conditions or provisions of any other agreement, instrument, order, judgment or decree to which Purchasers are subject to.

4.2           The Purchaser is an “accredited investor” as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act.

4.3           The Placement Warrants are being acquired for the Purchaser’s own account, only for investment purposes and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act.

4.4           The Purchaser has the full right, power and authority to enter into this Agreement and this Agreement is a valid and legally binding obligation of the Purchaser enforceable against the Purchaser in accordance with its terms.

4.5           The Purchasers understand that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the securities or the fairness or suitability of the investment in the securities nor have such authorities passed upon or endorsed the merits of the offering of the securities.

5.             Registration Rights. The Purchasers shall have registration rights pursuant to the Registration Rights Agreement, dated as of                           , 2007, by and among the Company and the Investors listed on the signature page thereto.

6.             Waiver of Claims Against Trust Account. The Purchaser hereby waives any and all right, title, interest or claim of any kind in or to any distributions from the Trust Account with respect to any shares of common stock acquired by the Purchaser in connection with the exercise of the Placement Warrants purchased hereby pursuant to this Agreement (“Claim”) and hereby waives any Claim the undersigned may have in the future as a result of, or arising out of, any contracts or agreements with the Company and will not seek recourse against the Trust Account for any reason whatsoever.

7.             Waiver and Indemnification. The Purchasers hereby waive any and all rights to assert any present or future claims, including any right of rescission, against the Company or the underwriters in the IPO with respect to their purchase of the Placement Warrants, and each Purchaser agrees jointly and severally to indemnify and hold the Company and the underwriters in the IPO harmless from all losses, damages or expenses that relate to claims or proceedings brought against the Company or such underwriters by Purchasers of the Placement Warrants.

8.             Counterparts; Facsimile. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same instrument. This Agreement or any counterpart may be executed via facsimile transmission, and any such executed facsimile copy shall be treated as an original.

9.             Governing Law. This Agreement shall for all purposes be deemed to be made under and shall be construed in accordance with the laws of the State of New York. Each of the parties hereby agrees that any action, proceeding or claim against it arising out of or relating in any way to this Agreement shall be brought and enforced in the courts of the State of New York or the United States District Court for the Southern District of New York, and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive. Each of the parties hereby waives any objection to such exclusive jurisdiction and that such courts represent an inconvenient forum.

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the         day of                        , 2007.

STONE TAN CHINA ACQUISITION CORP.
By:
Richard Tan, President and
Chief Executive Officer

INSIDERS:

Richard Tan

Roger W. Stone

SCHEDULE A